                                                                    EXHIBIT 99.9

Feb-2001                         1996-C                            Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:          $3,417,370,236.31
Beginning of the Month Finance Charge Receivables:       $174,608,577.11
Beginning of the Month Discounted Receivables:                     $0.00
Beginning of the Month Total Receivables:              $3,591,978,813.42

Removed Principal Receivables:                                     $0.00
Removed Finance Charge Receivables:                                $0.00
Removed Total Receivables:                                         $0.00

Additional Principal Receivables:                                  $0.00
Additional Finance Charge Receivables:                             $0.00
Additional Total Receivables:                                      $0.00

Discounted Receivables Generated this Period:                      $0.00

End of the Month Principal Receivables:                $3,359,800,772.00
End of the Month Finance Charge Receivables:             $176,434,172.53
End of the Month Discounted Receivables:                           $0.00
End of the Month Total Receivables:                    $3,536,234,944.53

Special Funding Account Balance                                    $0.00
Aggregate Invested Amount (all Master Trust II Series) $2,300,000,000.00
End of the Month Transferor Amount                     $1,059,800,772.00
End of the Month Transferor Percentage                            31.54%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                $80,435,470.14
     60-89 Days Delinquent                                $61,160,988.34
     90+ Days Delinquent                                 $121,901,390.32

     Total 30+ Days Delinquent                           $263,497,848.80
     Delinquent Percentage                                         7.45%

Defaulted Accounts During the Month                       $26,064,253.73
Annualized Default Percentage                                      9.15%
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Feb-2001                         1996-C                            Page 2


Principal Collections                                    $381,896,977.48
Principal Payment Rate                                            11.18%

Total Payment Rate                                                12.02%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                     $184,500,000.00
     Class B Initial Invested Amount                      $19,125,000.00
     Class C Initial Invested Amount                      $21,375,000.00
                                                         ---------------
INITIAL INVESTED AMOUNT                                  $225,000,000.00

     Class A Invested Amount                             $246,000,000.00
     Class B Invested Amount                              $25,500,000.00
     Class C Invested Amount                              $28,500,000.00
                                                         ---------------
INVESTED AMOUNT                                          $300,000,000.00

     Class A Adjusted Invested Amount                    $246,000,000.00
     Class B Adjusted Invested Amount                     $25,500,000.00
     Class C Adjusted Invested Amount                     $28,500,000.00
                                                         ---------------
ADJUSTED INVESTED AMOUNT                                 $300,000,000.00

PREFUNDED AMOUNT                                                   $0.00

FLOATING ALLOCATION PERCENTAGE                                     8.78%
PRINCIPAL ALLOCATION PERCENTAGE                                    8.78%

     Class A Principal Allocation Percentage                      82.00%
     Class B Principal Allocation Percentage                       8.50%
     Class C Principal Allocation Percentage                       9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                         $33,525,513.89

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                             $4,398,877.77

MONTHLY SERVICING FEE                                       $375,000.00

INVESTOR DEFAULT AMOUNT                                   $2,288,097.44
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Feb-2001                         1996-C                            Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                           82.00%

     Class A Finance Charge Collections                   $3,914,579.79
     Other Amounts                                                $0.00

TOTAL CLASS A AVAILABLE FUNDS                             $3,914,579.79

     Class A Monthly Interest                             $1,092,274.17
     Class A Servicing Fee                                  $307,500.00
     Class A Investor Default Amount                      $1,876,239.90

TOTAL CLASS A EXCESS SPREAD                                 $638,565.72

CLASS A REQUIRED AMOUNT                                           $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                            8.50%

     Class B Finance Charge Collections                     $405,779.60
     Other Amounts                                                $0.00

TOTAL CLASS B AVAILABLE FUNDS                               $405,779.60

     Class B Monthly Interest                               $117,884.38
     Class B Servicing Fee                                   $31,875.00

TOTAL CLASS B EXCESS SPREAD                                 $256,020.22
CLASS B INVESTOR DEFAULT AMOUNT                             $194,488.28
CLASS B REQUIRED AMOUNT                                     $194,488.28

CLASS C FLOATING ALLOCATION PERCENTAGE                            9.50%

CLASS C MONTHLY SERVICING FEE                                $35,625.00
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Feb-2001                         1996-C                            Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                       $1,312,479.32

     Excess Spread Applied to Class A Required Amount             $0.00

     Excess Spread Applied to Class A Investor Charge Offs        $0.00

     Excess Spread Applied to Class B Required Amount       $194,488.28

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                              $0.00

     Excess Spread Applied to Class C Required Amount       $361,868.22

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                              $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee    $62,500.00

     Excess Spread Applied to Cash Collateral Account             $0.00

     Excess Spread Applied to Spread Account                $693,622.82

     Excess Spread Applied to Reserve Account                     $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                     $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $0.00
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Feb-2001                         1996-C                          Page 5


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                          $0.00

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                       $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                    $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                           $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                           $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                     $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                    $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                       $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                       7.81%
    Base Rate (Prior Month)                                         8.12%
    Base Rate (Two Months Ago)                                      8.95%
                                                                    ----
THREE MONTH AVERAGE BASE RATE                                       8.29%

    Portfolio Yield (Current Month)                                 9.94%
    Portfolio Yield (Prior Month)                                  12.81%
    Portfolio Yield (Two Months Ago)                               12.49%
                                                                   -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                11.75%
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Feb-2001                         1996-C                          Page 6


PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                $33,525,513.89

INVESTOR DEFAULT AMOUNT                                     $2,288,097.44

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                  $0.00
    Allocable to Class B Certficates                                $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                   $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DEPOSIT AMOUNT                                           $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $35,813,611.33

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                        $0.00
CLASS B INVESTOR CHARGE OFFS                                        $0.00
CLASS C INVESTOR CHARGE OFFS                                        $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                         $9,000,000.00
    Available Cash Collateral Amount                        $9,000,000.00

TOTAL DRAW AMOUNT                                                   $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:    /s/ Tracie H. Klein
                                           ------------------------------
                                           Tracie H. Klein
                                           First Vice President